Filed pursuant to Rule 497(k)
File Nos. 002-17226 and 811-00994

RMB INVESTORS TRUST

RMB Fund (the “Fund”)
RMBHX (Class A)
RMBJX (Class C)
RMBGX (Class I)

Supplement Dated August 22, 2024 to the Summary Prospectus dated May 1, 2024

Effective immediately, the information below replaces similar disclosure in the section of the Summary Prospectus for RMB Fund titled: “Adviser—Portfolio Managers.”
Portfolio Managers
Tom Fanter and John O’Connor, CFA are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Fanter is a Partner, Director of Equities, and Portfolio Manager of the Adviser, and has served as portfolio manager of the Fund since August 2024. Mr. O’Connor is a Partner, Director of Research, and Portfolio Manager of the Adviser, and has served as a portfolio manager of the Fund since August 2024.

Please retain this supplement with your Summary Prospectus for future reference.